EuroPac Gold Fund Class A: EPGFX

Summary Prospectus	March 5, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/invest.html. You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” of the prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares
Maximum sales charge (load) imposed on purchases (as a percentage of price)	4.50%
Maximum deferred sales charge (load) on purchases	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (Rule 12b-1) fees	0.25%
Other expenses (includes shareholder service fee of up to 0.15%)	2.03%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses1	3.12%
Fee waiver and/or expense reimbursements2	(1.58)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.54%

1
“The total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividend and interest expense on short sales, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.50% of average daily net assets of the Fund.  This agreement is in effect until March 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$600	$1,228	$1,880	$3,620

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from July 19, 2013 (commencement date) to October 31, 2013, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of gold companies located in Europe and the Pacific Rim.  The Fund’s sub-advisor defines securities of gold companies as equity securities of companies that derive at least 50% of gross revenue or profit from mining, processing, or dealing and investing in gold, as well as companies whose primary business is exploring for gold or that provide services to the gold industry. The Sub-advisor considers a country to be part of Europe if it is included in the MSCI All Country Europe Index or part of the Pacific Rim if any of its borders touches the Pacific Ocean.  The Fund also invests in shares of exchange-traded funds (“ETFs”) and closed end funds that invest in gold bullion.  ETFs are pooled investment vehicles that trade on exchanges.  The sub-advisor considers a company to be located in Europe or the Pacific Rim if (1) the company is organized under the laws of a country that is a part of Europe or the Pacific Rim or has its principal office in a country that is a part of Europe or the Pacific Rim; (2)  at the time of investment, the company derived a significant portion (i.e., 50% or more) of its total revenues during its most recent completed fiscal year from business activities in Europe or the Pacific Rim; or (3) the company's equity securities are traded principally on stock exchanges or over-the-counter markets in Europe or the Pacific Rim.  The Fund may invest up to 20% of its net assets in the equity securities of other precious metals companies, such as silver, platinum and palladium companies.

The Fund concentrates its investments in companies engaged in the gold sector. The Fund invests in large-, mid-, and small-capitalization companies that are considered by the Fund’s sub-advisor to be attractively valued.

The Fund may also use derivative instruments, primarily writing (i.e., selling) put options on individual securities, indexes and ETFs, to manage the position size of individual security holdings, and to seek to enhance the Fund’s return and reduce volatility.  The Fund will generally invest in derivatives to seek to manage underlying equity exposures while seeking to maximize the efficiency of invested capital and expected return.  When evaluating options, the Fund’s advisor considers the amount of premium received or invested (which is a function of the implied volatility of the underlying security, the strike price, and the time to expiration), the valuation of the underlying security at the exercise price, the weighting of the security in the portfolio if exercised, and the expiration date.  In addition, the Fund may write (sell) covered call options on securities the Fund holds in its portfolio.

In selecting investments for the Fund, the Fund’s sub-advisor employs a long-term value orientation, looking for companies selling at attractive prices that can be held for a long time horizon.  The sub-advisor’s overall approach to investment management involves several key factors.  First, the global universe is used to screen potential European and Pacific Rim investments.  Second, the sub-advisor identifies securities of companies in the gold or other precious metals sector that it believes are valued at a low price in relation to their book value or earnings, or at a discount to future book value given the likelihood the company will be able to increase resources through exploration.  Lastly, a long-term investment horizon (five years) is applied to give investments time to realize full value.  In investing in growth and more speculative investments, such as exploration, the sub-advisor looks for companies with a risk-mitigating approach to these inherently risky activities.  Ultimately, the sub-advisor seeks to construct a portfolio with a solid long-term foundation in which growth and more speculative investments are added.

Principal Risks of Investing
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Related to the Gold and Precious Metals Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries or sectors.  Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.  The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of precious metals and mining land.  Therefore, markets are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic Concentration Risk.  A fund that is less diversified across countries or geographic regions is generally riskier than a more geographically diversified fund.  Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors.  This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility.  The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

Geographic Risk Related to Europe.  The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels.  Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union or debt restructuring. Assistance given to a European Union member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and therefore may adversely affect the Fund and its investments.

Geographic Risk Related to Pacific Rim. The Fund will be more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Pacific Rim region than a fund that is more geographically diversified. The Pacific Rim region includes countries in all stages of economic development; however, it has a higher prevalence of emerging market countries as compared to other regions of the world.  The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller capitalization companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.

Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries may tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Small-Cap or Mid-Cap Company Risk.  Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union or debt restructuring. Assistance given to a European Union member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and therefore may adversely affect the Fund and its investments.

Risks Affecting Specific Issuers. The value of an equity security may decline in response to developments affecting a specific issuer, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.

Options Risk.  The value of the Fund’s positions in options on individual equity securities, indices, and ETFs will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets.  The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price.  The selling of options is a highly specialized activity that entails greater than ordinary investment risks.

Covered Call Options Risk.  The Fund may write (sell) covered call options on securities the Fund holds in its portfolio.  This strategy is designed to generate additional gains from option premiums, but also results in certain risks.  With respect to portfolio holdings on which the Fund has written a covered call option, the Fund will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management Risk.  The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if the Fund’s advisor pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

Performance
The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-advisor
Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor.  Global Strategic Management, d/b/a Adrian Day Asset Management (the “Sub-advisor”) is the Fund’s sub-advisor.

Portfolio Manager
Adrian Day has served as the Fund’s portfolio manager since the Fund’s inception on July 19, 2013.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.